                               AMENDMENT NO. 1 TO
                  VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE

        THIS AMENDMENT NO. 1 TO VINTAGE PARK RESEARCH AND DEVELOPMENT LEASE is made and entered into as of June 7, 1996 by and between WCB SIXTEEN LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and CELL GENESYS, INC., a Delaware corporation ("Tenant").

        Landlord's predecessor-in-interest, Vintage Park Associates, and Tenant entered into that certain Vintage Park Research and Development Lease ("Lease") dated November 1, 1994. Landlord and Tenant now desire to amend the Lease to expand the Premises and therefore do hereby agree as follows:

        1. Amendment of Basic Lease Information. The items below from the Basic Lease Information of the Lease are hereby amended to read as follows:

Premises and Building:  342 Lakeside Drive, approximately 32,494 sq. ft. as depicted on Exhibit A to Amendment No. 1

                        322 Lakeside Drive, approximately 23,280 sq. ft., depicted on Exhibit A-2

                        324 Lakeside Drive, approximately 22,479 sq. ft., depicted on Exhibit A-3

                        366 Lakeside Drive, approximately 6,337 sq. ft., depicted on Exhibit A-4

                                TOTAL: Approximately 84,590 sq. ft.

Term Commencement:      February 1, 1995, except April 1, 1995 for 366 "A"
                        Lakeside Drive and July 1, 1996 for remainder of
                        342 Lakeside Drive

Base Rent:


        February 1, 1996 through
        June 30, 1996:                  $64,693.25

        July 1, 1996 through
        January 31, 1997:               $93,028.25

        February 1, 1997 through
        January 31, 1998:               $95,841.00



        First Option Period:

        February 1, 1998 through
        January 31, 2000:               $105,737.50

        February 1, 2000 through
        January 31, 2002:               $109,967.00


Tenant's Percentage Share:

        342 Lakeside Drive              Through June 30, 1996:
                                        12.79%; from July 1, 1996:
                                        100%

        322 Lakeside Drive:             55.15%

        324 Lakeside Drive:             100.00%

        366 Lakeside Drive:             46.50%


Landlord's Address for Notices:

        WCB Sixteen Limited Partnership
        c/o WCB Properties
        393 Vintage Park Drive, Suite 200
        Foster City, CA 94404

                2. Expansion of Premises. Commencing July 1, 1996, the remaining space in the building commonly known as 342 Lakeside Drive, consisting of approximately 28,335 rentable square feet, shall be added to and become part of the premises in its then "as is" condition; provided, however, that the then-existing improvements in the Premises shall comply with local and state building standards regulations and with Americans with Disabilities Act requirements and provided that all HVAC, electrical and plumbing systems within and serving the Premises, together with a roof, shall be in good condition and repair.

                3. Termination of Right of First Offer. Tenant's right of first offer as set forth in paragraph 23 of the Addendum to the Lease is hereby terminated with respect to the 333 Lakeside Drive Building.

                4. Ratification. Landlord and Tenant hereby ratify and confirm the terms of the Lease as amended in paragraphs 1 through 3 above.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

TENANT:                                 LANDLORD:

CELL GENESYS, INC.,                     WCB SIXTEEN LIMITED PARTNERSHIP
a Delaware corporation                  a Delaware limited partnership

                                        By: WCB SIXTEEN, INC., a
By: /s/ Kathleen Sereda Glaub               Delaware corporation,
    -------------------------------         general partner
    Its: SVP & CFO
         --------------------------
                                            By: /s/ Wallace G. Muspit
                                                -------------------------------
                                                Its: V.P.
                                                     --------------------------